Exhibit 99.1

Starbucks and Boyu Announce Joint Venture for the Next Chapter of Growth in China

Iconic global brand coupled with deep local knowledge and expertise will help grow Starbucks into new cities and regions across China while continuing to deliver a premium customer experience and lead in coffee

Seattle, WA — November 3, 2025 — Starbucks Coffee Company (Nasdaq: SBUX) today announced it has entered an agreement to form a joint venture with Boyu Capital, a leading alternative investment firm to operate Starbucks retail in China. This partnership marks a significant milestone in Starbucks ongoing transformation and underscores its commitment to accelerating long-term growth in China, one of the company’s most important and fastest-growing markets globally.

Under the agreement, Boyu and Starbucks will operate a joint venture with Boyu holding a up to 60% interest in Starbucks retail operations in China. Starbucks will retain a 40% interest in the joint venture and will continue to own and license the Starbucks brand and intellectual property to the new entity. Boyu will acquire its interest based on a cash-free, debt-free enterprise value of approximately $4 billion.

Starbucks expects the total value of its China retail business to exceed $13 billion, composed of three sources: proceeds from the sale of a controlling interest in the joint venture to Boyu, the value of Starbucks retained interest in the joint venture, and the net present value of ongoing licensing economics payable to Starbucks over the next decade or longer.

The partnership between Starbucks and Boyu marks a new chapter in Starbucks over 26-year journey in China, combining Starbucks globally recognized brand, coffee expertise, and partner (employee)-centered culture with Boyu’s depth of understanding of Chinese consumers. Together, under this new joint venture, the two companies will elevate the Starbucks customer experience, accelerating innovation in beverages and digital platforms, expanding into new cities and regions, and deepening connections with customers through meaningful local relevance.

The business will continue to be headquartered in Shanghai and will own and operate the 8,000 Starbucks coffeehouses across the market today with a shared vision to grow to as many as 20,000 locations over time.

“Boyu’s deep local knowledge and expertise will help accelerate our growth in China, especially as we expand into smaller cities and new regions. We’ve found a partner who shares our commitment to a great partner experience and world-class customer service. Together we will write the next chapter of Starbucks storied history in China,” said Brian Niccol, chairman and chief executive officer, Starbucks Coffee Company."

"Starbucks has built an iconic brand and a deep connection with Chinese consumers over the past 26 years. This partnership reflects our shared belief in the enduring strength of that brand and the opportunity to bring even greater innovation and local relevance to customers across China. Together, we aim to combine Starbucks global coffee leadership with Boyu’s deep market insights and expertise to accelerate growth and create exceptional experiences for millions of customers," said Alex Wong, Partner, Boyu Capital.

“Building on our positive business momentum, our partnership with Boyu will enable Starbucks China to fully unlock the vast market opportunity. Together, we will deliver exceptional coffee experiences to more Chinese consumers than ever before, create greater career opportunities for our green apron partners, and drive the future of China's specialty coffee industry. This collaboration is a powerful commitment to our next chapter of growth,” said Molly Liu, executive vice president and chief executive officer, Starbucks China.

For more than 26 years, Starbucks has grown together with China and its neighborhoods. The Starbucks Boyu partnership represents the next step in that journey, one guided by a shared belief that growth and purpose go hand in hand.

We expect to finalize the joint venture in Q2 FY2026, after completing required regulatory approvals.

About Starbucks
Since 1971, Starbucks Coffee Company has been committed to ethically sourcing and roasting high-quality arabica coffee. Today, with more than 40,000 stores worldwide, the company is the premier roaster and retailer of specialty coffee in the world. Through our unwavering commitment to excellence and our guiding principles, we bring the unique Starbucks Experience to life for every customer through every cup. To share in the experience, please visit us in our stores or online at about.starbucks.com or starbucks.com

About Boyu Capital
Founded in 2011, Boyu Capital is a leading alternative investment firm with Chinese roots and a global mandate. With over 200 portfolio companies and offices in Hong Kong, Beijing, Shanghai and Singapore, Boyu’s uniquely integrated and synergistic platform spans private equity, public equity, infrastructure and venture investing. By providing catalytic capital and strategic support to exceptional leaders and visionary entrepreneurs, Boyu drives long-term value creation from its close partnerships with the most innovative and impactful businesses in consumer, technology, healthcare and sustainable energy globally.

Forward-Looking Statements
Certain statements contained herein, including statements relating to the proposed sale of 60% interest in Starbucks retail operations in China, the implied total equity value of the purchase price payable by Boyu Capital at closing, the anticipated ongoing cash flows generated by the joint venture between us and Boyu Capital and future royalty payments, are “forward-looking” statements within the meaning of applicable securities laws and regulations. Generally, these statements can be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. Our forward-looking statements, and the risks and uncertainties related thereto, include risks and uncertainties relating to the sale of a 60% interest in Starbucks retail operations in China (including risks related to the satisfaction or waiver of the closing conditions in the anticipated timeframe or at all); risks related to the ability to realize the anticipated benefits of the proposed sale and the joint venture with Boyu Capital, such as the possibility that the expected benefits (including the ability of the joint venture with Boyu Capital to generate the anticipated cash flows) will not be realized or will not be realized within the expected time period; significant transaction costs; the risk of litigation and/or regulatory actions relating to the proposed transaction; the ability of the proposed joint venture with Boyu Capital to expand its operations and successfully implement its strategies; the impact of this announcement and the consummation of the proposed transaction in our stock price; as well as those risks described under the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s most recently filed periodic reports on Form 10-K and Form 10-Q and in other filings with the SEC, including, but not limited to, our ability to preserve, grow, and leverage our brands; the impact of our brand, marketing, promotional, advertising and pricing strategies, platforms, reformulations, innovations, or customer experience initiatives or investments; the costs and risks associated with, and the successful and timely execution and effects of, our existing and any future business opportunities, expansions, initiatives, strategies, investments, and plans; the costs and risks associated with, and the successful execution and effects of, strategic changes to our ownership and operating structure, including as a result of acquisitions, divestitures, other strategic transactions or entry into joint ventures; our ability to align our investment efforts with our strategic goals; evolving consumer preferences, demand, consumption, or spending behavior, reduction in discretionary spending and price increases, and our ability to anticipate or react to these changes; and the ability of our business partners, suppliers, and third-party providers to fulfill their responsibilities and commitments and our reliance on certain key business partners and suppliers. In addition, many of the foregoing risks and uncertainties are, or could be, exacerbated by any worsening of the global business and economic environment. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this release. We are under no obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.